Exhibit 10.2

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT, dated as of March 27, 2015 (this “Amendment”), among PARLEX 1 FINANCE, LLC and PARLEX 3 FINANCE, LLC (individually and collectively, “Sellers”), and BANK OF AMERICA, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Sellers and Buyer are parties to that certain Master Repurchase Agreement, dated as of May 21, 2013, as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of September 23, 2013, as further amended by that certain Joinder Agreement, also dated as of September 23, 2013, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 30, 2014 (and as may be further amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Sellers and Buyer have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Blackstone Mortgage Trust Inc. (“Guarantor”) has agreed to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer each hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a)     The term, “Facility Amount” in Section 2 of the Repurchase Agreement is hereby amended by deleting “$500,000,000” and replacing such text with “$750,000,000”.

(b)     The term “LIBOR” in Section 2 of the Repurchase Agreement is hereby amended by adding the following sentence at the end of such definition: “Notwithstanding the foregoing or any other provision in this Agreement or any other Transaction Document, with respect to Transactions for which the Purchase Date occurs on or after March 27, 2015, in no event shall LIBOR be less than zero.”

SECTION 2. Effectiveness. This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date on which this Amendment was executed and delivered by a duly authorized officer of each of Sellers and Buyer and acknowledged and agreed by Guarantor, along with delivery to Buyer of such other documents as Buyer reasonably requested including, without limitation, customary opinions as to corporate and security interest matters and with respect to the applicability of Bankruptcy Code safe harbors.

SECTION 3. Compliance with Transaction Documents. On and as of the date first above written, each Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Section 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 4. Acknowledgements of Sellers. Each Seller hereby acknowledges that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.

SECTION 5. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment, and agrees that it continues to be bound by the Guaranty to the extent of the Obligations (as defined therein), as such obligations may be increased in connection with the increase of the Facility Amount to $750,000,000 pursuant to this Amendment, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guaranty and each of the other Transaction Documents.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Agreement” and the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Sellers agree to pay and reimburse Buyer for all actual out-of-pocket costs and expenses reasonably incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with Section 20(b) of the Repurchase Agreement.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

[Remainder of page intentionally left blank; Signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER: BANK OF AMERICA, N.A., a national banking association
By:	/s/ [Signature Illegible]
Name: Title:
SELLERS: PARLEX 1 FINANCE, LLC, a Delaware limited liability company
By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director, Head of Capital Markets
PARLEX 3 FINANCE, LLC, a Delaware limited liability company
By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director, Head of Capital Markets

Acknowledged and Agreed:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director, Head of Capital Markets